Exhibit 10.1

COMMERCIAL LEASE This Commercial Lease (“Lease”) has an effective date of January 14, 2021 (which shall be the date the last party signs) (the “Effective Date") and is entered into by and between Athens Commons, LLC, a Kentucky limited liability company, whose address is 1890 Starshoot Pkwy, Ste 170-309, Lexington, KY 40509 (hereinafter called “Landlord"), and United Product Development Corp., a Nevada Corporation, whose address is 3495 Lakeside Drive. #205, Reno, NV 89509 (hereinafter called “Tenant"). The parties agree to the following for which there is adequate consideration. l. Premises. Landlord owns the building (“Building") and improvements known as the Clarion Hotel and Conference Center South, in the County of, and State of Kentucky (the “Premises"") which are shown on the attached site plan as Exhibit A. Landlord hereby leases to Tenant the total area of which is approximately 88,740 square feet including all contents (inclusive of all ﬁxtures, equipment, and furnishings in, on, and about the Leased Premises on the Effective Date) along with the exclusive use of the entire site including parking. The building, contents and parking related to the Building for use by Tenant shall be collectively referred to as the “Leased Premises”. Tenant acknowledges that except for the express terms herein, the Leased Premises are in an acceptable condition for all purposes under this Lease; Tenant accepts the Leased Premises in “AS IS” “WHERE IS” condition, with all latent and patent defects; and Landlord shall have no obligation to make any improvements to the Leased Premises or take any action with respect thereto. 2. Term. The base term (sometimes “Term”) of this Lease shall be ﬁve (5) years, commencing on January 14, 2021 (“Commencement Date"). and ending ﬁve (5) years after said Commencement Date, unless sooner terminated under the provisions hereof. Tenant shall in good faith and with all deliberate speed complete its buildout and application and procurement of all state and local licensing necessary for the utilization of the facility as a drug and alcohol addiction treatment center and notify Landlord of the date of completion and obtainment of applicable licenses in writing. Each “Lease Year" shall be a twelve (12) month period during the initial term of this Lease and during any Renewal Period, if exercised. The term of this Lease when used herein shall include all renewal periods and extensions and all of Tenant’s obligations hereunder, unless expressly limited herein, shall be applicable during the entire term of this Lease and commence upon full execution of this Lease. Notwithstanding the Commencement Date hereunder, Tenant shall be given possession of the Leased Premises upon the Effective Date of this Lease so as to begin the buildout process, and all utilities shall be placed in Tenant’s name on the same date. Notwithstanding the foregoing, Tenant shall have the right to cancel and terminate this Lease in accordance with Paragraph 4 below. 3. Option to Renew. Tenant shall have the option to renew this Lease for two (2) additional Commercial Lease Page 2 of 13 terms of ﬁve (5) years each. Each “Renewal Period" shall commence immediately after the end of the original term of this Lease or at the end of the ﬁrst Renewal Period, as applicable. To exercise the option, Tenant must give Landlord written notice of the exercise of such option not less than one hundred and eighty (180) days prior to the end of the original Term or the ﬁrst Renewal Period, as appropriate. The terms of the Lease during the Renewal Period shall remain the same as during the initial term. except as otherwise expressly set forth herein. 4. Rent. Tenant shall pay Landlord, as minimum monthly rent (sometimes referred to as the “Rent"') the sum of $50,000 per month during the ﬁrst Lease Year, which Rent shall increase by three percent (3%) each Lease Year over the previous Lease Year. Rent shall be paid to Landlord in advance of or on the ﬁrst day of each month and the ﬁrst and last month’s rent shall be prorated if the Rent does not commence on the ﬁrst of the month. If Tenant shall holdover past the expiration of this Lease. this Lease shall be on a month-to-month tenancy, and Tenant shall pay one hundred twenty percent (120%) of the monthly rent rate in effect at the expiration of the last Lease Year, and the other terms of this Lease shall apply to said tenancy, so far as applicable. Landlord will provide Tenant with Landlord's account information and Tenant agrees to make payments electronically or as otherwise required by Landlord. Notwithstanding anything in this Lease to the contrary. $30.000 per month of the Rent hereunder shall abated during the period under which the Tenant is completing their improvements or waiting for all government and municipal permits and licenses to operate a detoxiﬁcation facility in this location (the "Occupancy Date”. If Tenant is unable to obtain these permits and licenses or determines that it is doubtful they will be issued within six (6) months of the Commencement Date, Tenant can elect to cancel and terminate this lease and all provisions therein given a thirty (30) day written notice. Further, Tenant and Landlord agree to share equally in any cost incurred in conjunction with obtaining the zoning variance and/or rezoning required to operate the facility from the Effective Date, up to a total cost of $40,000. 5. Security Deposit. Tenant shall pay a security deposit (the “Security Deposit") equal to $25,000 prior to the Occupancy Date, which Landlord may comingle with its own funds and shall not have the obligation to keep in a separate account. If Tenant breaches this Lease, after any applicable cure period, then Landlord may cure the breach by using all or any necessary portion of the Security Deposit and Tenant shall replenish the same upon written demand therefor from Landlord. Any remaining Security Deposit shall be returned to Tenant at the I€ﬂ'l’liI‘l&Il01’1 of this Lease. 6. Tenant's Work. Landlord shall provide to Tenant the Leased Premises in “AS IS" condition (inclusive of all ﬁxtures, equipment, and furnishings in, on, and about the Leased Premises on the Effective Date), and Tenant acknowledges that it has inspected and accepts the same as of the Effective Date. Thereafter, Tenant agrees, at its cost, to provide all labor, materials and supplies necessary to complete all of the buildout work at the Leased Premises in compliance with all applicable laws (hereinafter any portion or all of the Premises buildout work may be referred to as the “Work" or “Project”). Tenant’s construction of the Work shall be self-performed or by a contractor chosen by Tenant (the “Builder"). On the Effective Date, the Tenant and Builder shall immediately obtain any permits necessary or receive an assignment of the permits previously obtained by Landlord and commence Commercial Lease Page 3 of 13 construction of the Work and complete the same in a commercially reasonable manner. Tenant agrees that Landlord shall have the right to promulgate and enforce reasonable rules and regulations during the construction process with which Tenant agrees to fully comply. Any Landlord rules shall be delivered to the Tenant and immediately implemented upon delivery to Tenant. Tenant shall pay all Builder and all other invoices during construction of the Work timely. The failure of Tenant to pay all such invoices timely shall permit Landlord to pay them and either offset the same from Rent or Additional Rent. Tenant shall further obtain and provide to Landlord a copy of all waivers of lien for the Work from the Builders and all of its subcontractors and suppliers. Tenant shall indemnify and hold Landlord harmless from any liens ﬁled by Builder and its subcontractors and suppliers or others for which Tenant or Builder are liable. 7. Additional Rent. As additional rent, the Tenant shall pay all insurance, real property taxes. and any other charges or costs due by Tenant under this Lease (sometimes “Additional Rent,” even if not referred to as such). Additional Rent shall be paid by Tenant within ten (10) days after presentation to Tenant by Landlord of an itemized bill for any portion of Additional Rent or to the provider, on or before the same is due. Notwithstanding the foregoing, Tenant shall not pay its triple net costs (i.e., insurance. taxes, and common area costs) prior to the Occupancy Date. 8. Tenant Insurance. Commencing upon the Occupancy Date and during the term of this Lease, Tenant shall obtain, at its sole expense: (i) an all risk insurance policy covering the entire Premises. and all buildings and other improvements thereon, including all Tenant improvements, insuring the full replacement cost of all buildings and improvements thereon, caused by any loss or damage of any nature including business interruption/rent loss for a period of no less than 12 months; and (2) a policy of public liability insurance in an amount not less than One Million and 00/100 ($1,000,000) Dollars per occurrence. The Tenant insurance policies shall be with companies and in amounts which are satisfactory to Landlord, and Landlord (and Landlord‘s mortgagee if Landlord directs) shall be a named an additional insured and/or loss payee on all of Tenant’s insurance policies as determined by Landlord. Tenant shall furnish Landlord with certiﬁcates or other evidence acceptable to Landlord indicating that the insurance is in effect prior to execution of this Lease and Landlord shall be notiﬁed in writing at least thirty (30) days prior to cancellation of any material change in or renewal of the policy. Any personal property kept on the Leased Premises by Tenant shall be at Tenant's sole risk. Tenant shall furnish Landlord. at least once annually and also upon request. with a copy of all policies covering the Leased Premises. Each insurance policy required hereunder shall (a) be obtained from companies having a minimum rating of A minus (A-) by A.M. Best Rating Company; (b) insure the interests of Landlord regardless of any breach or violation by Tenant of warranties, declarations, or conditions contained in such policies or any action or inaction of Tenant or of any other person; and (c) contain a clause that such all policies and coverages evidenced thereby will be primary with respect to any policies carried by Landlord, and that any coverage carried by Landlord will be excess insurance. 9. Waiver of Subrogation. Landlord and Tenant each hereby waive any and every claim for recovery from the other for any and all injury or death to any person. or loss or damage to or at the Premises. including the Leased Premises. or any portion thereof, or to the contents thereof, which loss or Commercial Lease Page 4 of 13 damage is covered by valid and collectable insurance policies, including all ﬁre and extended coverage insurance policies and general liability insurance policies, to the extent that such loss or damage is recoverable under said insurance policies, but which policies shall cover losses attributable to the negligence of either party hereto (and any employees, agents, representatives, and any parties related in any way to either party hereto) or any other party, entity, or individual. Because this mutual waiver will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give to each insurance company which has issued policies of insurance hereunder, written notice of the terms of this mutual waiver, and to have said insurance policies properly endorsed if necessary, to prevent the invalidation of said insurance coverage by reason of said waiver. 10. Taxes. (a) Real Estate Taxes and Assessments. Commencing upon the Occupancy Date and during the term of this Lease, Tenant shall pay directly to Landlord, as Additional Rent, all taxes and assessments and fees as invoiced by Landlord to Tenant, whether or not same are foreseeable, that may be levied or assessed during the term hereof by any lawful authority against the lands and buildings of, or relating to, the Premises. Should the State of Kentucky or any political subdivisions thereof or any governmental authority having jurisdiction thereof impose a tax and/or assessment of any kind or nature upon, against, or with respect to, the rentals payable by Tenant, either by way of substitution for all. or any pan, the taxes and assessments levied or assessed against such land and buildings, or in addition thereto, such tax and/or assessment shall be deemed to constitute a tax and/or assessment against such land and such buildings for the purpose of this Paragraph. (b) Personal Progeny Taxes. Tenant shall be responsible for and shall pay, immediately when due and directly to the taxing authority, all taxes assessed, during the term of this Lease, against any leasehold interest or personal property of any kind owned or placed in, upon. or about the Leased Premises. whether by Landlord or Tenant, including all trade fixtures, equipment, and inventory. (c) Tax Escrow. ln the event that Tenant shall fail to pay any of the aforesaid taxes or assessments, as herein required, then Landlord shall be entitled to require that Tenant pay, with the monthly rent, into escrow with Landlord, an amount equivalent to one-twelfth (l/12) of the annual estimated taxes and assessments on the Leased Premises. Landlord shall be entitled to commingle such funds with its own funds and adjust the amount of the escrow at any time. Landlord shall pay the said taxes as they become due from the said escrow fund. If the escrow fund shall be insufﬁcient to pay any tax bill, then Tenant shall make up any deﬁciency within ten (10) days after demand from Landlord. The monthly escrow payment shall be subject to any increase each lease year based upon Landlord's reasonable estimate of the taxes to become due during such lease year. 1 l. Repairs and Maintenance. Landlord shall maintain, repair, and replace, at its sole cost, the roof, exterior walls, foundation, heating and air conditioning systems, parking lot and all structural components of the Building. Except for the foregoing, Landlord shall have no other obligation to maintain, repair, or replace any portion of the Premises and Tenant shall complete the same at its sole cost Commercial Lease Page 5 of 13 and expense, including, but not limited to, the entire interior of the Leased Premises, including without limitation, all doors, windows, floors, ceiling, insulation, and all other interior areas and improvements: maintain the mechanical electrical, plumbing, water and sewer, and all other systems serving the Premises; maintain, repair, and access areas; and keep the Premises mowed, landscaped, plowed and in good and neat condition for a ﬁrst class business establishment, as the same is determined by Landlord. Tenant at its sole cost and expense shall, throughout the term of this Lease, promptly comply, or cause compliance, with all laws and ordinances and the orders, rules, regulations and requirements of all federal, state, county, and municipal governments, and appropriate departments, commissions, boards and offices thereof, which may be applicable to the Leased Premises or its business operations, whether or not same are foreseeable. 12. Liability and Indemnity. All personal property in or on said Leased Premises shall be at the risk of Tenant only. Landlord shall not be liable for any injury or death to any person, or damage to persons or property sustained by Tenant or any other persons due to any cause or reason whatsoever, including, but not limited to, the building or any part or appurtenance thereof becoming out of repair or arising from the bursting or leaking of water, gas or steam pipes or breakage or failure of any electrical circuits, or of any act or neglect of Tenant or any occupants of the building or any other person, or due to the happening of any accident in, on or about the Leased Premises, nor for any loss by theft or burglary. Tenant covenants and agrees that it will defend, indemnify and hold Landlord harmless from any liability for injury or damage to persons or property suffered upon the Leased Premises during the term of this Lease or any renewal thereof, so long as such injury is not the result of one or more gross negligent or willful acts or omissions of the Landlord, its agents, employees or invitees. l3. First and Last Year Proration. Any Rent and Additional Rent due hereunder by Tenant, including for insurance and taxes, during the ﬁrst calendar year and the last calendar year of this Lease, including any Renewal Period, shall be prorated. l4. Interest. Any installment of monthly rent payable hereunder by Tenant to Landlord not paid when due shall bear interest at the rate of six percent (6%) per annum from and after the due date until the same shall be paid, at the sole option of Landlord. By charging interest on payments which shall be overdue, Landlord shall not be deemed to have waived its right to declare a default in the Lease and demand possession. l5. Use of Leased Premises. Tenant shall use the Leased Premises as a detoxiﬁcation facility for substance abuse and for no other purpose without the prior written consent of Landlord. Tenant shall be responsible to obtain all necessary licenses and approvals to operate its business. 16. Utilities. Commencing at the Commencement Date and during the term of this Lease. Tenant shall pay the entire cost of all utilities used at the Leased Premises, including, but not limited to, all gas, water. sewer, cable, telephone, and any other such utilities as Additional Rent as deﬁned above in Section 7 of this lease. Tenant shall arrange and pay for telephone service at the Leased Premises and any other service or utilities of any nature and Landlord shall have no obligation for any such utilities after the Commencement Date. Tenant pay all connection charges, taxes and security deposits associated with said utilities. Landlord shall not be liable for damages caused by any interruption in service nor shall same be deemed an eviction. Commercial Lease Page 6 of 13 17. Broker. Chris Gentry, Berkadia, is the exclusive Broker of Landlord. Landlord shall be responsible for any commission due. I8. Environmental Representations. Tenant shall take no action to cause any adverse environmental impact on the Leased Premises during the term of this Lease or while Tenant is in possession of the Leased Premises. Tenant shall comply with all Environmental Laws. Tenant shall indemnify, defend, and hold Landlord harmless from any and all claims, causes of action, liability, costs, expenses and/or damages resulting from any Hazardous Substances, which are released or disposed of on or under the Premises during the term of this Lease or at any time resulting from Tenant's occupancy, operation, and/or use of the Premises, including any subsequent transfer, assignment, or sublease of the Premises, or resulting from any violation of any environmental laws by Tenant or its agents, representatives and employees. Tenant may not use, store, generate, treat, or dispose of any Hazardous Substances in. on or about the Premises. Hazardous Substance shall mean ﬂammable, explosive, radioactive, hazardous, toxic, corrosive. infectious, carcinogenic or mutagenic wastes or materials, or any other substance the manufacture, use, treatment, storage. transportation or disposal of which is considered hazardous or is regulated by any law or regulation which shall include without limitation, gasoline, diesel, or other petroleum hydrocarbons, any material containing PCBs, asbestos or urea formaldehyde foam insulation and any substance the presence of which on the Premises causes or threatens a nuisance upon, or poses or threatens to pose a hazard to the health or safety of persons on, about, or upon the Premises or other neighboring properties. Environmental Laws means any federal, state, or locale statute, law, rule, or regulation having as its object the protection of public health, natural resources, or the environment, including, but not limited, to the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, The Toxic Substances Control Act, the Federal Water Pollution Control Act, the Michigan Natural Resources and Environmental Protection Act, as same shall be amended from time to time. 19. Assignment. Tenant shall be allowed to assign this Lease and any right hereunder upon written notice to landlord, however, Tenant shall not hypothecate or mortgage the same, nor sublet the Leased Premises or any part thereof, without the prior written consent of Landlord. which consent shall be exercised at its sole discretion. 20. Alterations and Fixtures. Tenant shall make no structural alterations and/or additions or improvements (collectively “alterations’“) to the Leased Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed. All such structural alterations (such as walls, ﬂoors, carpeting, etc.) made by Tenant shall become the sole property of Landlord upon the IBl’l'1'1lI18llOI’l of the Lease or the termination of occupancy of the Leased Premises; provided, however, that Tenant shall remove all of its alterations upon the demand by Landlord to do so and within ten (10) days of the termination of this Lease. And, if Tenant fails to remove its alterations, then Landlord may undertake all necessary action to remove and/or dispose of the same at all costs related thereto shall be paid by the Tenant or reimbursed to Landlord upon demand. 21. Personal Property after Termination. If Tenant shall fail to remove all its personal property (including all inventory, equipment, and trade ﬁxtures) from the Leased Premises after termination of this Commercial Lease Page 7 of 13 Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said property without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord on demand any and all expenses incurred in such removal, including court costs and attorney fees and storage charges on such effects for any length of time the same shall be in Landlord’s possession; or Landlord may at its option, without notice, dispose, or sell said property without liability to Tenant, and any sale may be a public or private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord including all costs to remove and sell the same. Tenant shall repair and replace all damages to the Leased Premises caused by Tenant in the removal of its alterations or personal property from the Leased Premises. 22. Damage or Destruction. If the building shall be damaged or destroyed in whole or in part, then Landlord shall fully restore, repair, and rebuild the Premises to the value, condition and character of the Premises immediately prior to the occurrence (with such changes reasonably approved by Landlord). All insurance proceeds shall be paid over to Landlord as loss payee and Tenant shall execute all documents to insure that occurs and Landlord shall make such proceeds attributable to casualty available to Tenant to complete the construction Tenant shall take all actions to restore the improvements with reasonable dispatch and in a commercially reasonable manner and time period, as reasonably determined by Landlord, and if Tenant fails to comply with this provision, then Landlord may complete said work. There shall be no abatement of rent or other obligations under this Lease and Tenant shall have no right against Landlord for damages for loss of business. 23. Condemnation. If the whole or any part of the Leased Premises shall be taken by the power of eminent domain, this Lease shall cease as to the parcel taken as of the date title shall vest in the condemning party, and the Rent reserved shall then abate proportionately as to the part so taken, or shall cease if the entire Leased Premises shall be taken. A sale in lieu of condemnation shall be considered a “taking”. Tenant shall not share in the proceeds of any condemnation award except as to an award made to Tenant for cost of moving, loss of business, and trade ﬁxtures, and after payment of Tenant‘s fair share of the expenses and fees of obtaining such award, if any. In the case of a partial taking, either party may terminate this Lease within thirty (30) days of such partial taking of the Leased Premises by giving written notice of election to the other party; if neither party terminates this Lease, then the Landlord shall, upon receipt of the award for taking, make the necessary repairs and alterations so as to constitute the portion of any building taken a whole architectural unit to the extent reasonably permissible under the circumstances; provided, the work required shall not exceed that required for the building’s original construction nor shall Landlord be forced to expand more than the net award received by Landlord less the costs of obtaining the award and any payments to any mortgagee for diminution in the value of the fee. 24. ﬁght to Mortgage: Attornment: Estoppel Certiﬁcate. Landlord reserves the right to subject and subordinate this Lease at all times to the lien of any mortgage now or hereafter placed upon Landlord's interest in the Leased Premises and upon the land and buildings of which the Leased Premises are a part. Tenant agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this Lease to a lien of any mortgage, and hereby irrevocably appoints Landlord its attorney-in-fact to execute and deliver any such instrument or instruments for and in the name of Tenant. This power is hereby declared to be coupled with an interest and irrevocable. Commercial Lease Page 8 of 13 25. Q. Except as herein permitted, Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, or upon any interest of Landlord in the Leased Premises or in the buildings or improvements thereon; it being agreed that should Tenant cause any alterations, replacements. changes, additions, improvements or repairs to be made to the Leased Premises, or cause any labor to be performed or material to be furnished therein, thereon or thereto, neither Landlord nor the Leased Premises shall under any circumstances be liable for the payment of any expense incurred or for the value of any work done or material furnished, but all such alterations, replacements, changes, additions, improvements and repairs, and labor and material, shall be made, furnished and performed at Tenant's expense, and Tenant shall be solely and wholly responsible to contractors, laborers and suppliers furnishing and performing such labor and material. If, because of any act or omission (or alleged act or omission) of Tenant, any construction or other lien, charge or order for the payment of money shall be ﬁled against the Leased Premises or any building or improvements thereon, or against Landlord, or any conditional bill of sale or security agreement may exist with respect to any building equipment or any materials used in the construction or alteration of, or installed in, any such building or improvement (whether or not such lien, charge or order, conditional bill of sale or security agreement is valid or enforceable as such), Tenant shall, at its own cost and expense, cause the same to be cancelled and discharged of record or bonded within ten (10) days after notice thereof. 26. Default and Reentry. Tenant shall observe and perform all the covenants, conditions, and agreements herein. Tenant shall be in default of this Lease if Tenant: (a) shall default in the payment of any installment of Rent. Additional Rent, or any other sum speciﬁcally to be paid by Tenant hereunder and such default shall not have been cured within ten (10) days after Landlord gives Tenant written notice specifying such default; or (b) shall default in the observance or performance of any of Tenant’s covenants, agreements or obligations hereunder, other than the covenants to pay Rent or any other sum herein speciﬁed to be paid by Tenant, and such default shall not have been cured within twenty (20) days after Landlord shall have given to Tenant written notice specifying such default (provided, however, that if the default complaint of shall be of such nature that the same cannot be completely remedied or cured within such twenty (20) day period, then such default shall not be an enforceable default against Tenant for the purposes of this paragraph if Tenant shall have commenced curing such default within such twenty (20) day period and shall proceed with reasonable diligence and in good faith to remedy the default complained of); or (c) shall, ﬁnally and without further possibility of appeal or review, (i) be adjudicated bankrupt or insolvent, or (ii) have a receiver or trustee appointed for all or substantially all of its business or assets on the ground of Tenant’s insolvency, or (m) suffer an order to be entered approving of a petition ﬁled against Tenant seeking reorganization of Tenant under the federal bankruptcy laws or any other applicable law or statute of the United States or any State thereof; or Commercial Lease Page 9 of 13 (d) shall make an assignment for the beneﬁt of its creditors, or ﬁle a voluntary petition in bankruptcy or a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States or of any State thereof, or shall ﬁle a petition to take advantage of any insolvency act or shall consent to the appointment of a receiver or trustee of all or a substantial part of its business and property. If Tenant defaults under this Lease as set forth above, Landlord may terminate the Lease and re- enter and repossess the Leased Premises. Landlord may, because of the termination of the Lease. ﬁle a summary proceedings action, or may take any other action which is provided under Kentucky law. Landlord may, without cancellation of this Lease, avail itself of the privilege of possession above mentioned, and re-let the Leased Premises in its own name as agent of Tenant for such Rent and upon such terms as Landlord may deem advisable, and, if the full amounts due by Tenant under the Lease have not been paid to Landlord, Tenant shall pay all deﬁciencies, including any expense incurred by such re- letting, including, but not limited to, the cost of renting, altering and redecorating. Landlord may re-let the Leased Premises for the balance of Tenant’s unexpired Lease term or Renewal Period, or any portion thereof, or re-let the Leased Premises beyond the unexpired Lease term, without releasing Tenant from Tenant’s obligation hereunder to pay all deﬁciencies and expenses incurred by reletting, altering and redecorating and any other amounts due by Tenant hereunder. Tenant will pay Landlord, upon demand, for all of its costs and expenses incurred in the enforcement of this Lease for Tenant breach or default, including, but not limited to, all of Landlord’s actual attorney fees. 27. Payment after Termination. No payment of money by Tenant to Landlord after the termination of this Lease, or after giving of any required notice by Landlord to Tenant, shall reinstate. continue or extend the terms of this Lease or affect any notice given to Tenant prior to the payment of such money, it being agreed that after the service of notice of the commencement of a suit or after ﬁnal judgment granting Landlord possession of the Leased Premises, Landlord may receive and collect any sums of rent due or any other sums of money due under the terms of this Lease, and the payment of such sums of money, whether as rent or otherwise. shall not waive said notice or in any manner affect any pending suit or any judgment theretofore obtained. 28. Remedies Not Exclusive. All rights and remedies of Landlord herein shall be cumulative, and none shall be exclusive of any other rights and remedies allowed by law. 29. Acceleration. If Tenant should default under any terms of this Lease, or abandons or vacates the Leased Premises, at any time, Landlord shall also have the right to accelerate the payment of the Rent and all Additional Rent reserved for the balance of the term of this Lease and declare said amount due and payable to Landlord forthwith even if the Lease has been forfeited by Landlord. Forfeiture of the Lease and repossession of the Leased Premises shall expressly not forgive Tenant's obligation to pay Rent and Additional Rent through the entire term of this Lease, and any renewal thereof, and Landlord shall have the right to bring such action to collect all amounts due. Tenant shall not have the right to withhold Rent or any other amount due under this Lease for any reason whatsoever, including, but not limited to. the interruption of any service provided to the Leased Premises, the discomfort of Tenant arising from the failure of any utility to be repaired, or any other repairs which, in Tenant's view. should have been made Commercial Lease Page l0 of l3 to the Leased Premises, or arising from any other obligation of the Landlord or other person's alleged failure to comply with any aspect of this Lease. 30. Landlord's Advances. If Tenant shall default in any payment or expenditure of rent required to be paid or expended by Tenant under the terms hereof, or any other changes or costs due by Tenant hereunder, Landlord may. at its option, make such payment or expenditure, in which event the amount thereof shall be payable as Additional Rent to Landlord by Tenant on the next ensuing rent day. On default in such payment, Landlord shall have the same remedies as on default in payment of Rent or any other changes due by Tenant herein. 31. Landlord’s Inspection. Landlord shall have the right to enter the Leased Premises at all reasonable hours and upon reasonable notice to Tenant to exhibit or examine the same, to make such repairs, additions or alterations as may be necessary for the safety, improvement or preservation of any portion of the Leased Premises. 32. Excuse of Landlord's Performance. Anything in this Lease to the contrary notwithstanding, Landlord shall not be deemed in default with respect to the performance of any obligation on its part to be performed under this Lease if such default shall be due to any strike, lockout, similar commotion. war- like operation, invasion, rebellion, hostilities, military or usurped power. sabotage, governmental regulations or controls, inability to obtain any material, service, or through act of God or other cause. or causes, whether similar or dissimilar to those enumerated, beyond the control of the Landlord. 33. Signs. Tenant shall be granted the right to utilize the existing monument sign on the Premises, as well as install signage on the building. All signage must meet local codes and ordinances and be approved in writing by Landlord. 34. Peaceful Possession. Tenant, on paying the rentals herein provided, and performing all the covenants and agreements herein contained to be performed by it, in the manner and at the time set therefore (provided all defaults are cured before the end of the close period), shall and may peacefully and quietly have, hold and occupy the Leased Premises for the terms aforesaid. 35. Partial Invalidity. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease. or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and enforced to the fullest extent permitted by law. 36. Sale of Leased Premises. Upon any sale or transfer, including any transfer by operation of law, of the Leased Premises, Landlord shall be relieved from all subsequent obligations under this Lease. provided that the buyer or transferee shall assume such obligations in writing. 37. Notices. Whenever in this Lease it shall be required or permitted that notice or demand be given or served by either party upon the other, such notice or demand shall be in writing and shall be deemed to have been duly given or served on the date (a) of the deposit in the United States mail, postage prepaid, and addressed as follows, or (b) the date such notice is personally delivered to a party, or (c) the Commercial Lease Page 11 of 13 date said notice is delivered by email to a working email address of a patty principal or the attorney for said party, as appropriate. To Landlord: Athens Commons, LLC 1890 Star Shoot Pkwy Ste 170-309 Lexington, KY 40509 ATTN: Scott Reed To Tenant: United Product Development Corp. 3495 Lakeside Drive, #205 Reno, NV 89509 ATTN: Mark Conte Either party may change its address by written notice to the other. 38. Drafting. Although this Lease was drafted by the attorneys for Tenant none of the provisions hereof shall be interpreted against it by reason that the Lease was drafted by its legal counsel. It is further acknowledged by both parties that this Lease has been executed after negotiation. and the opportunity of both parties to have same reviewed and revised by legal counsel. 39. Entire Agreement. This Lease constitutes the entire agreement between the parties with respect to the matters set forth herein, and there are no representations, warranties, covenants, or obligations except as set forth herein. This Lease supersedes and replaces all prior and contemporaneous leases, understandings, negotiations, statements and discussions, written or oral, of the parties hereto. 40. Waiver. The failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by such party of any of its rights hereunder. No waiver by any party at any time. expressed or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If any action by any party shall require the consent or approval of another party, such consent or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion. 41. Beneﬁt of Lease. The terms of this Lease shall be binding upon and inure to the beneﬁt of the assigns, heirs, agents, and representatives of the parties hereto. 42. Amendments. The terms of this Lease may be amended or modiﬁed. provided such amendments or modiﬁcations are made in writing and signed by both parties. 43. Governing Law. This Lease shall be governed by the laws of the State of Kentucky. 44. Cumulative Remedies. All rights and remedies of the parties herein shall be cumulative, and none shall be exclusive of any other rights and remedies allowed under this Lease or under Kentucky law. Commercial Lease Page 12 of 13 IN WITNESS WHEREOF, the parties below have executed or caused this Agreement to be executed by its duly authorized representatives on the date ﬁrst set forth above. LANDLORD: Athens Commons, LLC Date: January 14, 2021 By: Scott Reed Its: Manager TENANT: United Product Development Corp. Date: Janu 14,2021 By: Mark Conte Its: CEO Commercial Lease Page 13 of 13 Exhibit A